UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-24075

Franklin BSP Lending Fund

(Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

ITEM 1.	REPORT TO STOCKHOLDERS

(a) The Report to Shareholders is filed herewith

Franklin
BSP Lending Fund
Annual Report | December 31, 2025

Fund Objective
The Fund’s investment objective is to generate risk-adjusted returns (i.e., returns made relative to the amount of risk taken) with consistent current income.

The Fund seeks to achieve its investment objective through private debt investment opportunities in middle market companies in the United States, which it generally defines as companies with $25 million to $100 million earnings before interest, taxes, depreciation, and amortization (“EBITDA”).
What’s Inside

Franklin BSP Lending Fund 2025 Annual Report

Management discussion of fund performance
Dear Shareholder,
We are proud to present the inaugural annual report for the Franklin BSP Lending Fund (the “Fund”) for the period ending December 31, 2025.
The Fund was established with the objective of generating risk-adjusted returns with consistent current income. The Fund seeks to achieve its investment objective through private debt investment opportunities in middle market companies in the United States, which it generally defines as companies with $25 million to $100 million EBITDA. We believe that an actively managed, credit-focused strategy emphasizing disciplined underwriting and portfolio diversification is well-suited to navigating varying market environments.
The Fund benefits from the depth and breadth of the Benefit Street Partners credit platform, which provides access to proprietary deal sourcing, rigorous credit underwriting, and portfolio management capabilities. This integrated platform supports the Fund’s objective of delivering income and capital preservation within its direct lending mandate. As of December 31, 2025, the Fund had approximately $207.3 million of net assets invested across 24 portfolio companies. Approximately 74% of managed assets were allocated to direct lending and illiquid loans, with the remaining 26% held in liquid credit investments.1 The portfolio comprises approximately 90% senior secured loans and 84% floating-rate securities.
Market Outlook:
The defining story of 2025 has been the remarkable strength of the U.S. economy. Despite headwinds ranging from trade tariffs and immigration restrictions, to the longest U.S. government shutdown in history, growth consistently exceeded expectations.
The year began with a shift from post-election optimism in 2024 to a more sobering reality. Uncertainty peaked on April 2nd with the formal announcement of sweeping tariffs, triggering a sharp but brief selloff. However, as it became clear that these tariffs were a negotiating tool rather than a permanent shift toward protectionism, risk assets staged a rapid recovery. While public markets experienced early-year turbulence, private credit and other illiquid assets remained largely insulated, highlighting their structural resilience.
As the year progressed, fears of tariff-induced inflation proved largely unfounded. Much of the cost burden was absorbed within supply chains, allowing the Federal Reserve to maintain a path toward lower rates. The primary casualty of this year’s uncertainty was the M&A market, as many sponsors delayed transactions. However, as trade agreements with key partners were reached in the third quarter, momentum began to return. Deal pipelines are now reopening, supported by lower borrowing costs and improved policy visibility. Both equity and fixed-income markets delivered robust total returns for the year, fueled by a combination of resilient corporate earnings growth and expectations of rate cuts.
Against this backdrop, we continued to build exposure to direct lending as transaction activity rebounded and underwriting conditions remained favorable. Our strategy continues
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Franklin BSP Lending Fund Annual Report
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to emphasize conservative leverage, strong sponsor alignment, and durable cash-flow generation. As we move forward into 2026, we will continue to work diligently to seek to provide risk-adjusted returns to our shareholders in a volatile macro environment. We also remain committed to delivering excellent service and supplementing the support you receive from your financial advisor, complemented by resources on our website, www.fblux.com, including:
•
 Fund prices and performance
•
 Market insights and portfolio manager commentary, and
•
 Educational resources.
On behalf of everyone at Franklin Templeton and Benefit Street Partners, thank you for your continued partnership and trust.
Sincerely,

Anant Kumar	Jane Trust, CFA
Managing Director	President and Chief Executive Officer

Percentage of managed assets includes both funded and unfunded commitments. Funded commitments represent amounts drawn by the borrower, which accrue interest and fees in accordance with the loan terms. Unfunded commitments represent amounts that are contractually available to the borrower but have not yet been drawn. Unfunded commitments generally do not accrue interest and typically earn a lower commitment fee than funded commitments. Accordingly, if a borrower does not draw all or a portion of its unfunded commitment, the Fund’s income and yield on that investment may be lower than if the full commitment were funded.
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Franklin BSP Lending Fund Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
As of December 31, 2025
78.0
6.8
4.5
3.4
7.3
Senior Secured 1st Lien Debt
Senior Secured 2nd Lien Debt
Subordinated Debt
Equity/Other Investments
Short-Term Investments

†
The chart above represents the composition of the Fund’s investments as of December 31, 2025. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
Franklin BSP Lending Fund 2025 Annual Report
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Consolidated schedule of investments
December 31, 2025
 Franklin BSP Lending Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Senior Secured 1st Lien Debt — 101.2%
Bank Loans — 95.7%
Aerospace & Defense — 0.7%
TransDigm Inc., Tranche M Term Loan (1 mo. Term SOFR + 2.500%)	6.216%	8/19/32	$1,330,000	$1,337,042 (a)(b)(c)
Automobile Components — 0.7%
Clarios Global LP, 2024 Term Loan B (1 mo. Term SOFR + 2.500%)	6.216%	5/6/30	1,492,462	1,496,350 (a)(b)(c)
Capital Markets — 7.7%
Finco I LLC, 2025 Replacement Term Loan (1 mo. Term SOFR + 1.750%)	5.422%	6/27/29	1,496,250	1,500,297 (a)(b)(c)
Flow Traders Holding LLC, Revolving Term Loan	—	10/29/31	1,692,000	1,667,297 (d)(e)
Flow Traders Holding LLC, Term Loan (3 mo. Term SOFR + 5.000%)	8.843%	10/29/31	4,500,720	4,435,010 (a)(b)(c)(e)
Nexus Buyer LLC, Amendment No. 9 Refinancing Term Loan (1 mo. Term SOFR + 3.500%)	7.216%	7/31/31	1,492,481	1,473,907 (a)(b)(c)
Victory Capital Holdings Inc., Tranche B-3 Term Loan (3 mo. Term SOFR + 2.000%)	5.672%	9/23/32	1,496,250	1,506,761 (a)(b)(c)
Wharf Street Ratings Acquisition LLC, Delayed Draw Term Loan	—	9/16/32	492,000	487,277 (d)(e)
Wharf Street Ratings Acquisition LLC, Revolving Term Loan	—	9/16/32	492,000	487,277 (d)(e)
Wharf Street Ratings Acquisition LLC, Term Loan (1 mo. Term SOFR + 4.750%)	8.466%	9/16/32	4,430,000	4,387,472 (a)(b)(c)(e)

Capital Markets				15,945,298
Chemicals — 4.9%
Reagent Chemical & Research Inc., Amendment No. 1 Incremental Term Loan (1 mo. Term SOFR + 5.250%)	9.166%	4/30/31	10,103,000	10,103,000 (a)(b)(c)(e)
Commercial Services & Supplies — 2.3%
Groome Purchaser LLC, Delayed Draw Term Loan A	—	8/29/31	602,000	596,341 (d)(e)
Groome Purchaser LLC, Delayed Draw Term Loan B	—	8/29/31	904,000	895,503 (d)(e)
Groome Purchaser LLC, Revolving Term Loan	—	8/29/31	452,000	447,751 (d)(e)
Groome Purchaser LLC, Initial Term Loan (6 mo. Term SOFR + 4.750%)	8.480%	8/29/31	2,837,000	2,810,332 (a)(b)(c)(e)

Commercial Services & Supplies				4,749,927
See Notes to Consolidated Financial Statements.
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Franklin BSP Lending Fund 2025 Annual Report

 Franklin BSP Lending Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Distributors — 3.2%
Charter Industries Holdings LLC, Delayed Draw Term Loan	—	10/1/32	$608,000	$602,163 (d)(e)
Charter Industries Holdings LLC, Revolving Term Loan	—	10/1/32	912,000	903,245 (d)(e)
Charter Industries Holdings LLC, Initial Term Loan (3 mo. Term SOFR + 4.750%)	8.735%	10/1/32	5,169,000	5,119,378 (a)(b)(c)(e)

Distributors				6,624,786
Diversified Consumer Services — 2.4%
Wand NewCo 3 Inc., Tranche B-2 Term Loan (1 mo. Term SOFR + 2.500%)	6.216%	1/30/31	1,463,612	1,466,817 (a)(b)(c)
WIN Holdings III Corp., 2025 Term Loan (1 mo. Term SOFR + 5.100%)	8.850%	7/16/28	3,516,000	3,516,000 (a)(b)(c)(e)

Diversified Consumer Services				4,982,817
Diversified Telecommunication Services — 0.7%
Genesys Cloud Services Holdings II LLC, 2025 Dollar Term Loan (1 mo. Term SOFR + 2.500%)	6.216%	1/30/32	1,496,231	1,495,064 (a)(b)(c)
Financial Services — 15.4%
Aprio Advisory Group, LLC, Delayed Draw Term Loan	—	8/1/31	10,536,000	10,430,641 (d)(e)
Aprio Advisory Group, LLC, Revolving Credit Facility	—	8/1/31	855,000	846,450 (d)(e)
Corporation Service Co., Tranche B USD Term Loan (1 mo. Term SOFR + 2.000%)	5.716%	11/2/29	1,375,291	1,377,299 (a)(b)(c)
Jump Financial LLC, Term Loan B (3 mo. Term SOFR + 3.500%)	7.172%	2/26/32	1,995,000	1,975,050 (a)(b)(c)(e)
Modern Wealth Management, Delayed Draw Term Loan	—	8/27/32	1,555,000	1,543,960 (d)(e)
Modern Wealth Management, Revolving Term Loan	—	8/29/31	311,000	308,792 (d)(e)
Modern Wealth Management, Initial Term Loan (3 mo. Term SOFR + 4.500%)	8.186%	8/27/32	2,643,000	2,624,235 (a)(b)(c)(e)
Rialto Management Group LLC, 2024 Revolving Credit Term Loan	—	12/5/30	751,000	751,000 (d)(e)
Rialto Management Group LLC, Incremental Term Loan (1 mo. Term SOFR + 5.000%)	8.716%	12/5/30	7,509,000	7,509,000 (a)(b)(c)(e)
Wipfli Advisory LLC, Delayed Draw Term Loan	—	10/1/32	1,037,000	1,034,511 (d)(e)
See Notes to Consolidated Financial Statements.
Franklin BSP Lending Fund 2025 Annual Report
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Consolidated schedule of investments (cont’d)
December 31, 2025
 Franklin BSP Lending Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Wipfli Advisory LLC, Revolving Credit Term Loan	—	10/1/32	$691,000	$687,683 (d)(e)
Wipfli Advisory LLC, Term Loan (3 mo. Term SOFR + 4.500%)	8.485%	10/1/32	2,764,000	2,757,366 (a)(b)(c)(e)

Financial Services				31,845,987
Ground Transportation — 2.3%
ICAT Intermediate Holdings LLC, 4th Amendment Delayed Draw Term Loan	—	3/1/29	1,504,000	1,483,094 (d)(e)
ICAT Intermediate Holdings LLC, 4th Amendment Revolving Term Loan	—	3/1/29	228,000	224,831 (d)(e)
ICAT Intermediate Holdings LLC, 4th Amendment Term Loan (1 mo. Term SOFR + 6.250%)	9.966%	3/1/29	2,997,488	2,955,822 (a)(b)(c)(e)

Ground Transportation				4,663,747
Health Care Providers & Services — 1.6%
Cotiviti Inc., Initial Term Loan (1 mo. Term SOFR + 2.750%)	6.623%	5/1/31	1,991,181	1,918,174 (a)(b)(c)
Zelis Cost Management Buyer Inc., Amendment No. 5 Term Loan (1 mo. Term SOFR + 3.250%)	6.966%	11/26/31	1,492,462	1,483,135 (a)(b)(c)

Health Care Providers & Services				3,401,309
Hotels, Restaurants & Leisure — 0.7%
Whatabrands LLC, 2024-2 Refinancing Term Loan B (1 mo. Term SOFR + 2.500%)	6.216%	8/3/28	1,492,462	1,498,081 (a)(b)(c)
Insurance — 9.3%
Alliant Holdings Intermediate LLC, 2025 Replacement Term Loan (1 mo. Term SOFR + 2.500%)	6.216%	9/19/31	1,492,500	1,497,552 (a)(b)(c)
Galway Borrower LLC, Refinancing Tranche B Term Loan (3 mo. Term SOFR + 4.500%)	8.172%	9/29/28	1,078,302	1,078,302 (a)(b)(c)(e)
Galway Borrower LLC, 2nd Amendment Delayed Draw Term Loan (3 mo. Term SOFR + 4.500%)	8.172%	9/29/28	1,787,225	1,787,225 (a)(b)(c)(e)
HIG Operations Holdings Inc., Amendment No. 6 Delayed Draw Term Loan B	—	6/11/31	15,000,000	15,000,000 (d)(e)

Insurance				19,363,079
Interactive Media & Services — 2.4%
CMI Marketing Inc., Term Loan B (1 mo. Term SOFR + 4.364%)	8.081%	3/23/28	1,492,187	1,475,400 (a)(b)(c)
See Notes to Consolidated Financial Statements.
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Franklin BSP Lending Fund 2025 Annual Report

 Franklin BSP Lending Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Neptune Bidco US Inc., Term Loan A (3 mo. Term SOFR + 4.850%)	8.762%	10/11/28	$1,500,000	$1,483,725 (a)(b)(c)
X Corp., Term Loan B3	9.500%	10/26/29	2,000,000	1,996,780 (a)(b)

Interactive Media & Services				4,955,905
Life Sciences Tools & Services — 0.7%
Resonetics LLC, 2025 Specified Refinancing Commitment Term Loan (3 mo. Term SOFR + 2.750%)	6.593%	6/18/31	1,492,500	1,497,351 (a)(b)(c)
Machinery — 0.7%
EMRLD Borrower LP, 2nd Amendment Incremental Term Loan (6 mo. Term SOFR + 2.250%)	6.122%	8/4/31	1,492,500	1,497,298 (a)(b)(c)
Oil, Gas & Consumable Fuels — 3.4%
Palmdale Oil Co. LLC, T-Rex Delayed Draw Term Loan	—	12/12/31	929,000	929,000 (d)(e)
Palmdale Oil Co. LLC, Closing Date Delayed Draw Term Loan	—	12/12/31	3,094,000	3,094,000 (d)(e)
Palmdale Oil Co. LLC, Initial Term Loan (3 mo. Term SOFR + 4.703%)	8.375%	12/12/31	3,094,000	3,078,840 (a)(b)(c)(e)

Oil, Gas & Consumable Fuels				7,101,840
Passenger Airlines — 0.7%
American Airlines Inc., Repriced Term Loan (3 mo. Term SOFR + 2.250%)	6.134%	4/20/28	1,496,241	1,501,664 (a)(b)(c)
Personal Care Products — 0.7%
CNT Holdings I Corp., 2025 Replacement Term Loan (3 mo. Term SOFR + 2.250%)	6.090%	11/8/32	1,492,481	1,497,690 (a)(b)(c)
Professional Services — 19.1%
Axiom Global Inc., 7th Amendment Term Loan (3 mo. Term SOFR + 4.850%)	8.751%	10/2/28	15,000,000	15,000,000 (a)(b)(c)(e)
Bayou Holdings Buyer Inc., Delayed Draw Term Loan	—	9/18/31	705,000	699,994 (d)(e)
Bayou Holdings Buyer Inc., Revolving Credit Term Loan	—	9/18/31	564,000	558,642 (d)(e)
Bayou Holdings Buyer Inc., Term Loan (3 mo. Term SOFR + 4.750%)	8.422%	9/18/31	3,657,832	3,640,275 (a)(b)(c)(e)
Michael Baker International LLC, Initial Term Loan (3 mo. Term SOFR + 4.500%)	8.186%	12/1/28	16,500,000	16,005,000 (a)(b)(c)(e)
Trinity Air Consultants Holdings Corp., Delayed Draw Term Loan	—	6/29/28	602,000	602,000 (d)(e)
See Notes to Consolidated Financial Statements.
Franklin BSP Lending Fund 2025 Annual Report
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Consolidated schedule of investments (cont’d)
December 31, 2025
 Franklin BSP Lending Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Trinity Air Consultants Holdings Corp., Revolving Term Loan	—	6/29/29	$161,000	$161,000 (d)(e)
Trinity Air Consultants Holdings Corp., 2025 Incremental Term Loan (3 mo. Term SOFR + 4.600%)	8.482%	6/29/28	2,809,000	2,809,000 (a)(b)(c)(e)

Professional Services				39,475,911
Software — 14.9%
Saab Purchaser Inc., 1st Amendment Delayed Draw Term Loan	—	11/12/31	2,971,000	2,942,479 (d)(e)
Saab Purchaser Inc., Revolving Term Loan	—	11/12/31	396,000	392,198 (d)(e)
Saab Purchaser Inc., 1st Amendment Term Loan (3 mo. Term SOFR + 4.750%)	8.422%	11/12/31	3,070,000	3,040,528 (a)(b)(c)(e)
UKG Inc., Term Loan B (3 mo. Term SOFR + 2.500%)	6.338%	2/10/31	1,496,250	1,499,549 (a)(b)(c)
Vanco Payment Solutions LLC, Revolving Term Loan	—	12/1/31	492,000	487,129 (d)(e)
Vanco Payment Solutions LLC, 7th Amendment Term Loan (3 mo. Term SOFR + 4.750%)	8.422%	12/1/31	10,444,000	10,340,605 (a)(b)(c)(e)
Varicent Intermediate Holdings Corp., Amendment No. 1 Delayed Draw Term Loan	—	8/23/31	210,000	210,000 (d)(e)
Varicent Intermediate Holdings Corp., Amendent No. 1 Revolving Term Loan	—	8/23/31	99,000	99,000 (d)(e)
Varicent Intermediate Holdings Corp., Amendment No. 1 Term Loan (3 mo. Term SOFR + 5.750%)	9.655%	8/23/31	852,000	852,000 (a)(b)(c)(e)
Zendesk Inc., 2024 Delayed Draw Term Loan	—	11/22/28	1,310,018	1,310,018 (a)(b)(c)(e)
Zendesk Inc., 2025 Delayed Draw Term Loan	—	11/22/28	687,576	687,576 (d)(e)
Zendesk Inc., 2024 Revolving Credit Term Loan	—	11/22/28	825,188	825,188 (d)(e)
Zendesk Inc., 2024 Term Loan	3.500%	11/22/28	8,144,768	8,144,768 (a)(b)(e)

Total Software				30,831,038
Specialty Retail — 0.5%
Harbor Freight Tools USA Inc., Initial Term Loan	—	6/11/31	997,475	989,286
See Notes to Consolidated Financial Statements.
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Franklin BSP Lending Fund 2025 Annual Report

 Franklin BSP Lending Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Transportation Infrastructure — 0.7%
Brown Group Holding LLC, Initial Term Loan (1 mo. Term SOFR + 2.500%)	6.216%	7/1/31	$1,496,222	$1,505,408 (a)(b)(c)

Total Bank Loans (Cost — $197,750,867)				198,359,878
Corporate Bonds & Notes — 5.5%
Diversified Telecommunication Services — 0.7%
VZ Secured Financing BV, Senior Secured Notes	7.500%	1/15/33	1,500,000	1,521,087
Electric Utilities — 0.7%
Pacific Gas and Electric Co., First Mortgage Bonds	5.900%	10/1/54	1,500,000	1,444,415
Health Care Providers & Services — 0.7%
Tenet Healthcare Corp., Senior Secured Notes	6.750%	5/15/31	1,500,000	1,561,573
Industrial Conglomerates — 0.7%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Secured Notes	5.250%	5/15/27	1,500,000	1,480,508
Media — 0.7%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	1,500,000	1,412,068
Passenger Airlines — 1.0%
JetBlue Airways Corp./JetBlue Loyalty LP, Senior Secured Notes	9.875%	9/20/31	2,000,000	2,016,672 (f)
Software — 1.0%
WULF Compute LLC, Senior Secured Notes	7.750%	10/15/30	2,000,000	2,062,017 (f)

Total Corporate Bonds & Notes (Cost — $11,491,477)				11,498,340

Total Senior Secured 1st Lien Debt (Cost — $209,242,344)				209,858,218
Senior Secured 2nd Lien Debt — 8.8%
Bank Loans — 8.1%
Financial Services — 8.1%
Ascensus Group Holdings Inc., Initial Term Loan (3 mo. Term SOFR + 5.250%)	8.922%	11/25/33	16,755,000	16,672,900 (a)(b)(c)(e)

Corporate Bonds & Notes — 0.7%
Independent Power and Renewable Electricity Producers — 0.7%
VoltaGrid LLC, Secured Notes	7.375%	11/1/30	1,500,000	1,486,846 (f)

Total Senior Secured 2nd Lien Debt (Cost — $18,152,529)				18,159,746
See Notes to Consolidated Financial Statements.
Franklin BSP Lending Fund 2025 Annual Report
|9

Consolidated schedule of investments (cont’d)
December 31, 2025
 Franklin BSP Lending Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Subordinated Debt — 5.9%
Corporate Bonds & Notes — 5.9%
Aerospace & Defense — 0.7%
Boeing Co., Senior Notes	5.930%	5/1/60	$1,500,000	$1,472,810
Ground Transportation — 0.7%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	8.000%	2/15/31	1,500,000	1,542,656 (f)
Health Care Technology — 1.0%
AthenaHealth Group Inc., Senior Notes	6.500%	2/15/30	2,000,000	1,995,681 (f)
IT Services — 0.5%
CoreWeave Inc., Senior Notes	9.250%	6/1/30	1,000,000	930,808 (f)
Mortgage Real Estate Investment Trusts (REITs) — 1.0%
Rithm Capital Corp., Senior Notes	8.000%	7/15/30	2,000,000	2,047,166 (f)
Oil, Gas & Consumable Fuels — 1.4%
Devon Energy Corp., Senior Notes	5.750%	9/15/54	1,500,000	1,379,303
Northern Oil & Gas Inc., Senior Notes	8.750%	6/15/31	1,500,000	1,516,267 (f)

Oil, Gas & Consumable Fuels				2,895,570
Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices Inc., Senior Notes	4.393%	6/1/52	1,500,000	1,278,371

Total Corporate Bonds & Notes (Cost — $12,043,434)				12,163,062

Total Subordinated Debt (Cost — $12,043,434)				12,163,062
Equity/Other Investments — 4.4%
Corporate Bonds & Notes — 3.2%
Financial Services — 1.0%
Freedom Mortgage Holdings LLC, Senior Notes	6.875%	5/1/31	2,000,000	2,002,282 (f)
Oil, Gas & Consumable Fuels — 1.0%
Venture Global Plaquemines LNG LLC, Senior Secured Notes	6.125%	12/15/30	2,000,000	2,037,849 (f)
Software — 1.2%
Flash Compute LLC, Senior Secured Notes	7.250%	12/31/30	1,000,000	992,013 (f)
X.AI LLC/X.AI Co. Issuer Corp., Senior Secured Notes	12.500%	6/30/30	1,500,000	1,600,435

Total Software				2,592,448
Total Corporate Bonds & Notes (Cost — $6,596,246)				6,632,579
See Notes to Consolidated Financial Statements.
10|
Franklin BSP Lending Fund 2025 Annual Report

 Franklin BSP Lending Fund
(Percentages shown based on Fund net assets)
Security		Acquisition Date	Cost	Value
Equity — 1.2%
Financial Services — 1.2%
BSP Equipment Financing LLC		11/12/25	2,459,859	$2,459,859 (e)(g)(h)(i)

Total Equity (Cost — $2,459,859)				2,459,859

Total Equity/Other Investments (Cost — $9,056,105)				9,092,438

Total Investments before Short-Term Investments (Cost — $248,494,412)				249,273,464
	Rate		Shares
Short-Term Investments — 9.4%
Money Market Funds — 9.4%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $19,509,436)	3.739%		19,509,436	19,509,436 (i)(j)
Total Investments — 129.7% (Cost — $268,003,848)				268,782,900
Liabilities in Excess of Other Assets — (29.7)%				(61,529,750)
Total Net Assets — 100.0%				$207,253,150

See Notes to Consolidated Financial Statements.
Franklin BSP Lending Fund 2025 Annual Report
|11

Consolidated schedule of investments (cont’d)
December 31, 2025
 Franklin BSP Lending Fund
(a)	Interest rates disclosed represent the effective rates on bank loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(b)	Bank loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a bank loan.
(c)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)
All or a portion of this loan is unfunded as of December 31, 2025. The interest rate for fully unfunded term loans is to be determined. At December 31, 2025, the total principal amount of unfunded commitments totaled
$49,636,554.

(e)	Security is valued using significant unobservable inputs (Note 1).
(f)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(g)
Investment has no redemption provision, is issued in private placement transactions and are restricted to resale.
The investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under the acquisition date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investment as of December 31, 2025 was $2,459,859, or 1.2% of net assets.

(h)	Investment has a total capital commitment of $6,177,000, of which $3,717,141 remained unfunded at December 31, 2025.
(i)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2025, the total market value of investments in Affiliated
Companies was $21,969,295 and the cost was $21,969,295 (Note 4).

(j)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:
SOFR	—	Secured Overnight Financing Rate
See Notes to Consolidated Financial Statements.
12|
Franklin BSP Lending Fund 2025 Annual Report

Consolidated statement of assets and liabilities
December 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost — $246,034,553)	$246,813,605
Investments in affiliated securities, at value (Cost — $21,969,295)	21,969,295
Cash	434,390
Receivable for securities sold	1,498,101
Interest receivable	1,288,105
Deferred offering costs	369,676
Receivable from investment manager	113,060
Dividends receivable from affiliated investments	111,860
Total Assets	272,598,092
Liabilities:
Payable for securities purchased	63,756,444
Distributions payable	1,115,552
Payable for organization costs	67,780
Payable for offering costs	39,143
Trustees’ fees payable	23,829
Accrued expenses	342,194
Total Liabilities	65,344,942
Total Net Assets	$207,253,150
Net Assets:
Paid-in capital	$206,435,643
Total distributable earnings (loss)	817,507
Total Net Assets	$207,253,150
Shares Outstanding:
Class R6	20,504,202
Net Asset Value:
Class R6	$10.11
See Notes to Consolidated Financial Statements.
Franklin BSP Lending Fund 2025 Annual Report
|13

Consolidated statement of operations
For the Period Ended December 31, 2025†

Investment Income:
Interest	$2,691,488
Dividends from affiliated investments	566,762
Total Investment Income	3,258,250
Expenses:
Organization costs (Note 1)	390,830
Investment management fee (Note 2)	349,522
Offering costs (Note 1)	249,278
Audit and tax fees	144,000
Legal fees	140,702
Transfer agent fees	53,980
Fund accounting fees	41,655
Trustees’ fees	30,041
Shareholder reports	28,446
Custody fees	519
Miscellaneous expenses	82,137
Total Expenses	1,511,110
Less: Fee waivers and/or expense reimbursements (Note 2)	(1,403,957)
Net Expenses	107,153
Net Investment Income	3,151,097
Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Unaffiliated Investment Transactions	1,190
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	779,052
Net Gain on Investments	780,242
Increase in Net Assets From Operations	$3,931,339
†
For the period August 7, 2025 (inception date) to December 31, 2025.
See Notes to Consolidated Financial Statements.
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Franklin BSP Lending Fund 2025 Annual Report

Consolidated statement of changes in net assets

For the Years Ended December 31,†	2025
Operations:
Net investment income	$3,151,097
Net realized gain	1,190
Change in net unrealized appreciation (depreciation)	779,052
Increase in Net Assets From Operations	3,931,339
Distributions to Shareholders From (Note 1) :
Total distributable earnings	(3,128,189)
Decrease in Net Assets From Distributions to Shareholders	(3,128,189)
Capital Share Transactions :
Net proceeds from sale of shares (20,504,202 shares issued)	206,450,000
Increase in Net Assets From Capital Share Transactions	206,450,000
Increase in Net Assets	207,253,150
Net Assets:
Beginning of period	—
End of period	$207,253,150

†	For the period August 7, 2025 (inception date) to December 31, 2025.
See Notes to Consolidated Financial Statements.
Franklin BSP Lending Fund 2025 Annual Report
|15

Consolidated statement of cash flows
For the Period Ended December 31, 2025†

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$3,931,339
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(252,689,947)
Sales of portfolio securities	4,246,892
Net purchases, sales and maturities of short-term investments	(19,509,436)
Net amortization of premium (accretion of discount)	(50,167)
Increase in receivable for securities sold	(1,498,101)
Increase in interest receivable	(1,288,105)
Increase in dividends receivable from affiliated investments	(111,860)
Increase in receivable from investment manager	(113,060)
Increase in deferred offering costs	(369,676)
Increase in payable for offering costs	39,143
Increase in payable for organization costs	67,780
Increase in payable for securities purchased	63,756,444
Increase in Trustees’ fees payable	23,829
Increase in accrued expenses	342,194
Net realized gain on investments	(1,190)
Change in net unrealized appreciation (depreciation) of investments	(779,052)
Net Cash Used in Operating Activities	(204,002,973)
Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(2,012,637)
Proceeds from sale of shares	206,450,000
Net Cash Provided by Financing Activities	204,437,363
Net Increase in Cash and Restricted Cash	434,390
Cash and restricted cash at beginning of period	—
Cash and restricted cash at end of period	$434,390
The following table provides a reconciliation of cash and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the Consolidated Statement of Cash Flows.
December 31, 2025
Cash	$434,390
Restricted cash	—
Total cash and restricted cash shown in the Consolidated Statement of Cash Flows	$434,390
†
For the period August 7, 2025 (inception date) to December 31, 2025.
See Notes to Consolidated Financial Statements.
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Franklin BSP Lending Fund 2025 Annual Report

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class R6 Shares[1]	2025[2]
Net asset value, beginning of period	$10.00
Income from operations:
Net investment income	0.27
Net realized and unrealized gain	0.04
Total income from operations	0.31
Less distributions from:
Net investment income	(0.20)
Total distributions	(0.20)
Net asset value, end of period	$10.11
Total return	3.04%
Net assets, end of period (millions)	$207
Ratios to average net assets:
Gross expenses[3]	3.24%
Net expenses[3,4,5]	0.23
Net investment income[3]	6.76
Portfolio turnover rate	3%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period August 7, 2025 (inception date) to December 31, 2025.
[3]	Annualized.
[4]
Pursuant to the expense limitation agreement with the Fund, the Manager has agreed to waive fees and/or assume expenses of the Fund, if required, to ensure certain annual operating expenses do not exceed 0.25% per annum of the average monthly net assets. The Manager is permitted to recapture amounts forgone or reimbursed within thirty-six months after the month the Manager earned the fee or incurred the expense. The expense limitation agreement has a term ending one-year from the date the Fund commenced operations, and the Manager may extend the term for a period of one year on an annual basis. The Manager may not terminate the expense limitation agreement during its initial one-year term. Refer to Note 2 for additional information. In addition, the
Manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.
See Notes to Consolidated Financial Statements.
Franklin BSP Lending Fund 2025 Annual Report
|17

Notes to consolidated financial statements
1. Organization and significant accounting policies
Franklin BSP Lending Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an “interval fund”. The Fund commenced operations on August 7, 2025. As of December 31, 2025, the Fund had shares issued and outstanding of Class R6. Subsequent to the end of the reporting period, the Fund issued shares of Class I. Class R6 and Class I shares do not incur a sales load or distribution and shareholder servicing fee. The Fund has an unlimited number of shares authorized with no par value per share.
The Fund’s investment objective is to generate risk-adjusted returns (i.e., returns made relative to the amount of risk taken) with consistent current income. The Fund seeks to achieve its investment objective through private debt investment opportunities in middle-market companies in the United States, which it generally defines as companies with $25 million to $100 million EBITDA. Under normal circumstances, debt investments will represent at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes). The investment portfolio will consist of privately offered secured debt (including senior secured, unitranche, and second-lien debt) and unsecured debt (including senior unsecured and subordinated debt) across directly originated corporate loans and, to a lesser extent, broadly syndicated corporate loans, collateralized loan obligations and high yield corporate bonds. The Fund also intends to invest a portion of its assets in a portfolio of liquid assets, including cash and cash equivalents, liquid fixed income securities and other credit instruments, derivatives and other investment companies, including money market funds and exchange traded funds.
The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund is an “interval fund”, which, subject to applicable law, conducts quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares at a price equal to net asset value (“NAV”) per share. Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding shares at NAV per share on a quarterly basis. It is also possible that a repurchase offer may be oversubscribed, with the result that the shareholders of the Fund may only be able to have a portion of their shares repurchased. The Fund does not currently intend to list its shares for trading on any national securities exchange. The shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to provide liquidity to shareholders, shareholders should consider their shares to be illiquid.
The Fund may make investments through one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”). The Fund may form a Subsidiary in order to pursue its investment objective and strategies. Unless otherwise noted, these financial statements are the consolidated financial statements of the Fund and its wholly-owned Subsidiaries. All intercompany transactions have been eliminated in consolidation. As of December 31, 2025, the Fund’s sole wholly-owned subsidiary is FBLEND Equipment
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Franklin BSP Lending Fund 2025 Annual Report

Finance Holdings LLC (“FBLEND Sub”). FBLEND Sub is a Delaware limited liability company that has elected to be taxed as a corporation for federal income tax purposes. As of December 31, 2025, 0.7% of the Fund’s total market value of investments is held by FBLEND Sub.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation.  The Fund calculates its net asset value on a daily basis by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with GAAP using the principles set forth below.
Valuation oversight
Pursuant to policies adopted by the Board of Trustees (the “Board”), the Manager has been designated as the valuation designee and is responsible for the oversight of the valuation process. The Board has designated the Manager to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule 2a-5 under the 1940 Act. The Fund’s Manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s Manager and the Board. The Board oversees the Valuation Committee’s implementation of the valuation policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. Fair valuation is based on, among other things, input from the Manager, the Valuation Committee, and one or more independent valuation firms.
Investments without a readily determinable fair value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches,
Franklin BSP Lending Fund 2025 Annual Report
|19

Notes to consolidated financial statements (cont’d)
the types of factors that the Fund management may take into account in fair value pricing the Fund’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cashflows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process. With respect to investments for which market quotations are not readily available, a multi-step valuation process is undertaken, as described below:
The valuations for fixed income securities (which may include, but are not limited to, corporate bonds, mortgage-backed and asset-back securities, and collateralized mortgage obligations) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities, including exchange-traded funds, for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third-party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Manager to be unreliable, the market price may be determined by the Manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board.
When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation
20|
Franklin BSP Lending Fund 2025 Annual Report

Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
Franklin BSP Lending Fund 2025 Annual Report
|21

Notes to consolidated financial statements (cont’d)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Bank Loans:
Capital Markets	—	$4,480,966	$11,464,332	$15,945,298
Chemicals	—	—	10,103,000	10,103,000
Commercial Services & Supplies	—	—	4,749,927	4,749,927
Distributors	—	—	6,624,786	6,624,786
Diversified Consumer Services	—	1,466,817	3,516,000	4,982,817
Financial Services	—	1,377,299	47,141,588	48,518,887
Ground Transportation	—	—	4,663,747	4,663,747
Insurance	—	1,497,552	17,865,527	19,363,079
Oil, Gas & Consumable Fuels	—	—	7,101,840	7,101,840
Professional Services	—	—	39,475,911	39,475,911
Software	—	1,499,549	29,331,489	30,831,038
Other	—	22,672,448	—	22,672,448
Corporate Bonds & Notes	—	31,780,827	—	31,780,827
Equity	—	—	2,459,859	2,459,859
Total Long-Term Investments	—	64,775,458	184,498,006	249,273,464
Short-Term Investments†	$19,509,436	—	—	19,509,436
Total Investments	$19,509,436	$64,775,458	$184,498,006	$268,782,900

†	See Consolidated Schedule of Investments for additional detailed categorizations.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of August 07, 2025 (inception date)	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases
Bank Loans:
Capital Markets	—	$4,575	$165	$(2,553)	$11,473,425
Chemicals	—	5,071	—	146,474	9,951,455
Commercial Services & Supplies	—	1,993	—	(6,646)	4,754,580
Distributors	—	2,016	—	660	6,622,110
Diversified Consumer Services	—	3,421	—	31,739	3,480,840
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Franklin BSP Lending Fund 2025 Annual Report

Investments in Securities	Balance as of August 07, 2025 (inception date)	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases
Financial Services	—	$3,314	$12	$28,088	$47,115,174
Ground Transportation	—	4,709	105	395	4,666,050
Insurance	—	149	(28)	26,616	17,846,451
Oil, Gas & Consumable Fuels	—	82	—	228	7,101,530
Professional Services	—	12,270	44	193,082	39,279,683
Software	—	4,246	—	175,546	29,151,697
Equity	—	—	—	—	2,459,859
Total	—	$41,846	$298	$593,629	$183,902,854

Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2025	Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2025
Bank Loans:
Capital Markets	$(11,280)	—	—	$11,464,332	$(2,553)
Chemicals	—	—	—	10,103,000	146,474
Commercial Services & Supplies	—	—	—	4,749,927	(6,646)
Distributors	—	—	—	6,624,786	660
Diversified Consumer Services	—	—	—	3,516,000	31,739
Financial Services	(5,000)	—	—	47,141,588	28,088
Ground Transportation	(7,512)	—	—	4,663,747	395
Insurance	(7,661)	—	—	17,865,527	26,616
Oil, Gas & Consumable Fuels	—	—	—	7,101,840	228
Professional Services	(9,168)	—	—	39,475,911	193,082
Software	—	—	—	29,331,489	175,546
Equity	—	—	—	2,459,859	—
Total	$(40,621)	—	—	$184,498,006	$593,629
The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing
Franklin BSP Lending Fund 2025 Annual Report
|23

Notes to consolidated financial statements (cont’d)
prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 12/31/25 (000’s)*	Valuation Technique(s)	Unobservable Input(s)	Range/Weighted Average	Impact to Valuation from an Increase in Input**
Senior Secured 1st Lien Debt
Capital Markets	$5,362	Yield Analysis	Market Yield	8.410%-9.070%	Decrease
Chemicals	10,103	Yield Analysis	Market Yield	8.850%-9.900%	Decrease
Commercial Services & Supplies	4,750	Yield Analysis	Market Yield	8.290%-9.370%	Decrease
Diversified Consumer Services	3,516	Yield Analysis	Market Yield	9.100%- 10.100%	Decrease
Financial Services	5,228	Yield Analysis	Market Yield	8.130%-8.870%	Decrease
Ground Transportation	4,664	Yield Analysis	Market Yield	10.160%- 11.150%	Decrease
Insurance	17,866	Yield Analysis	Market Yield	8.150%-8.970%	Decrease
Professional Services	23,471	Yield Analysis	Market Yield	8.360%-9.600%	Decrease
Software	18,504	Yield Analysis	Market Yield	8.440%- 10.040%	Decrease

* Senior secured 1st lien debt investments of $69,927,317, Senior secured 2nd lien debt investments of $16,672,900 and Equity of $2,459,859 are fair valued at cost as of December 31, 2025, in accordance with procedures approved by the Board and are not included in the table above.

** This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Bank loans. Bank loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the bank loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a bank loan, and purchase assignments and participations in bank loans from third parties. Bank loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.
The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of
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Franklin BSP Lending Fund 2025 Annual Report

the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.
(c) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2025, the Fund had sufficient cash and/or securities to cover these commitments.
(d) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Consolidated Statement of Cash Flows.
(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared annually. The actual source of the Fund’s fiscal year distributions may be from net investment income, realized capital gains, return of capital or a combination of such amounts. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. For tax purposes, a distribution that for purposes of GAAP is composed of return of capital and net investment income may be subsequently re-characterized to also include capital gains.
(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.
(h) Organization costs. Organization costs associated with the establishment of the Fund are charged to expense as they are incurred.
Franklin BSP Lending Fund 2025 Annual Report
|25

Notes to consolidated financial statements (cont’d)
(i) Offering costs. Costs incurred by the Fund in connection with the offering of the Fund’s shares at the commencement of the Fund’s operations are amortized on a straight line basis over twelve months.
(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
FBLEND Sub has elected to be treated as a C-corporation for tax purposes and therefore is required to recognize an estimate of current and deferred income taxes in the Consolidated Financial Statements. FBLEND Sub is subject to U.S. federal and state income tax.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts  of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. If FBLEND Sub has a deferred tax asset, consideration is given to whether a valuation allowance is required.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2025, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for the fiscal year periods since inception are subject to examination by the Internal Revenue Service and state departments of revenue.
(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$14,357	$(14,357)
(a)
Reclassifications are due to non-deductible offering costs for tax purposes.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager. Benefit Street Partners L.L.C. (“BSP”) is the Fund’s investment subadviser. BSP is a registered investment adviser and is responsible for the day-to-day portfolio management of the Fund subject to the supervision of the Board and FTFA. For its services, the Fund pays FTFA a management fee, payable monthly, in an amount equal to 0.75% of the Fund’s average daily net assets. BSP receives an annual subadvisory fee, payable quarterly from FTFA, net of expense waivers and reimbursements.
26|
Franklin BSP Lending Fund 2025 Annual Report

FTFA is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”) and BSP is a direct, wholly-owned subsidiary of Franklin Resources.
Pursuant to an expense limitation agreement with the Fund, FTFA has agreed to waive fees if required, to ensure certain annual operating expenses (excluding management fee, any distribution and servicing fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit) and extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not exceed 0.25%. In addition, the Manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.
FTFA has agreed to voluntarily waive its management fee through October 8, 2026.
During the period ended December 31, 2025, fees waived and/or expenses reimbursed amounted to $1,403,957, which included an affiliated money market fund waiver of $17,453.
FTFA is permitted to recapture amounts forgone or reimbursed within thirty-six months after the month in which FTFA earned the fee or incurred the expense. The Expense Limitation Agreement has a term ending one-year from the date the Fund commenced operations, and FTFA may extend the term for a period of one year on an annual basis. The Manager may not terminate the Expense Limitation Agreement during its initial one-year term.
Pursuant to these arrangements, at December 31, 2025, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by FTFA, summarized by fiscal year end of expiration, as follows:

Class R6
December 31, 2026	—
December 31, 2027	—
December 31, 2028	$53,980
Total fee waivers/expense reimbursements subject to recapture	$53,980
For the period ended December 31, 2025, FTFA did not recapture any fees.
Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s principal underwriter and distributor of the common stock pursuant to a distribution agreement with the Fund. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.
All officers and one Trustee of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
Franklin BSP Lending Fund 2025 Annual Report
|27

Notes to consolidated financial statements (cont’d)
As of December 31, 2025, Franklin Resources and its affiliates owned 100% of the Fund.
3. Investments
During the period ended December 31, 2025, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$252,689,947
Sales	4,246,892
At December 31, 2025, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$268,003,848	$996,435	$(217,383)	$779,052
4. Transactions with affiliated companies
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in securities issued by BSP. The following companies were considered affiliated companies for all or some portion of the period ended December 31, 2025. The following transactions were effected in such affiliated companies for the period ended December 31, 2025.

	Affiliate Value at August 7, 2025 (inception date)	Purchased		Sold
		Cost	Shares	Proceeds	Shares
BSP Equipment Financing LLC	—	$2,459,859	—	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	384,062,149	384,062,149	$364,552,713	364,552,713
	$0	$386,522,008		$364,552,713
28|
Franklin BSP Lending Fund 2025 Annual Report

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2025
BSP Equipment Financing LLC	—	—	—	$2,459,859
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$566,762	—	19,509,436
	—	$566,762	—	$21,969,295
5. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended December 31, was as follows:

2025
Distributions paid from:
Ordinary income	$3,128,189
As of December 31, 2025, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$55,478
Other book/tax temporary differences(a)	(17,023)
Unrealized appreciation (depreciation)	779,052
Total distributable earnings (loss) — net	$817,507

(a)	Other book/tax temporary differences are attributable to the timing of the deductibility of various expenses.
As of December 31, 2025, no provision for income taxes was required for FBLEND Sub.
6. Recent accounting pronouncement
In December 2023, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact and believes that the adoption of the ASU will not have a material impact on the financial statements.
7. Operating segments
The Fund operates as a single operating segment, which is an investment portfolio. A management group assigned to the Fund within the Fund’s investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment
Franklin BSP Lending Fund 2025 Annual Report
|29

Notes to consolidated financial statements (cont’d)
strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, along with the related Notes to Consolidated Financial Statements. The Fund’s Consolidated Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Consolidated Financial Highlights.
30|
Franklin BSP Lending Fund 2025 Annual Report

Report of independent registered public accounting firm
To the Board of Trustees and Shareholders of Franklin BSP Lending Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Franklin BSP Lending Fund (the “Fund”) as of December 31, 2025, and the related consolidated statements of operations, changes in net assets and cash flows, including the related notes, and the consolidated financial highlights for the period August 7, 2025 (inception date) through December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period August 7, 2025 (inception date) through December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, broker, agent banks and administrative agents; when replies were not received from administrative agents, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
February 26, 2026
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.
Franklin BSP Lending Fund 2025 Annual Report
|31

Board approval of management and
subadvisory agreements (unaudited)
At an in-person meeting held on May 8-9, 2025 (the “Meeting”), the Board of Trustees (the “Board”)  of Franklin BSP Lending Fund (the “Fund”) approved the investment management agreement (the “Management Agreement”) between the Fund and Franklin Templeton Fund Adviser, LLC (the “Manager”), pursuant to which the Manager would provide the Fund with investment advisory and administrative services for an initial two-year period.  At the Meeting, the Board also approved a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Benefit Street Partners L.L.C. (the “Sub-Adviser”), pursuant to which the Sub-Adviser would provide the Fund with investment sub-advisory services for an initial two-year period. The Adviser and Sub-Adviser are indirect wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
The Trustees of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) of the Fund were assisted in their review of the Management Agreement and the Sub-Advisory Agreement by Fund counsel and independent legal counsel and met with independent legal counsel in executive session at the Meeting separate from representatives of the Manager and the Sub-Adviser. Prior to the Meeting, the Independent Trustees considered information from the Manager and the Sub-Advisers that they deemed reasonably necessary for their review of the Management Agreement and the Sub-Advisory Agreement. The discussion below reflects all of these reviews.
Nature, Extent and Quality of the Services to be provided to the Fund under the Management Agreement and the Sub-Advisory Agreement
The Board received and considered information regarding the nature, extent and quality of the respective services to be provided to the Fund and its shareholders by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively. Prior to the Meeting, the Board also took into account a presentation from the Manager regarding the Fund at an in-person meeting held on February 12-13, 2025. The Board also considered the Manager’s supervisory responsibilities with respect to the Sub-Adviser. The Board noted that although the Fund is newly-organized and has no operating history, the Board took into consideration its knowledge gained and information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other closed-end funds in the same complex under the Board’s purview, including the Manager’s coordination and oversight of the activities of sub-advisers and other service providers to those funds. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer (the “CCO”) regarding the Manager’s compliance policies and procedures established pursuant to the 1940 Act. The Board also reviewed information from the CCO regarding the compliance policies and procedures established by the Sub-Adviser pursuant to the 1940 Act.
32|
Franklin BSP Lending Fund

As a newly-organized fund, the Fund had no historical performance information available at the time of the Meeting for the Board to consider in its evaluation of the terms and conditions of the Management Agreement and the Sub-Advisory Agreement. The Board reviewed the investment objectives and policies of the Fund with the Manager and the Sub-Adviser. The Board members discussed with representatives of the Manager and the Sub-Adviser the experience and capabilities of the Sub-Adviser in the management of funds and investment vehicles comparable to the Fund and also discussed the Sub-Adviser’s compliance capabilities. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to be employed by Franklin Resources for the benefit of the Fund.
The Board reviewed the services to be provided by the Sub-Adviser with respect for making investment decisions for the Fund’s investments in private markets debt investments. The Board also reviewed the experience, qualifications, background and responsibilities of the Sub-Adviser’s personnel who would be primarily responsible for such services, as well as the financial and other resources available to the Sub-Adviser to support its activities in respect of the Fund.
The Board also considered the division of responsibilities of the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services to be provided to the Fund by the Sub-Adviser and other fund service providers. The Board noted that the Manager does not provide day-to-day portfolio management services to the Fund, and that, under the Sub-Advisory Agreement, the Sub-Adviser will be responsible for the day-to-day management of the Fund’s investments, subject to the supervision of the Board and the Manager.
The Board concluded that, overall, it was satisfied with the nature, extent and quality of the respective services expected to be provided by the Manager under the Management Agreement and by the Sub-Adviser under the Sub-Advisory Agreement.
Management and Sub-Advisory Fees, Expense Ratios and Manager Profitability
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager under the Management Agreement and the contractual sub-advisory  fee (the “Contractual Sub-Advisory Fee”) payable by the Manager to the Sub-Adviser under the Sub-Advisory Agreement in view of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager and the Sub-Adviser to the Fund. The Contractual Management Fee is an annual fee, payable quarterly, in an amount equal to 0.75% of the Fund’s average daily net assets. The Board noted that the Manager, and not the Fund, is responsible for payment of the Contractual Sub-Advisory Fee to the Sub-Adviser and, accordingly, that the retention of Sub-Adviser would not increase the fees and expenses to be incurred by the Fund’s
Franklin BSP Lending Fund
|33

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
shareholders. The Board also noted that the Manager will provide the Fund with regulatory compliance and administrative services, office facilities and officers (including the chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Adviser.
The Board received and considered information comparing the Contractual Management Fee and total expenses with those of a group of comparable funds provided by an independent third-party provider of investment company data. The Board obtained confirmation from the Manager that the fees and expenses of the Fund are in line with those of comparable funds. The Manager discussed the expected expense ratio of the Fund, including comparisons to the expense ratios of comparable funds.  The Board noted that the expected expense ratio reflects the expense limitation agreement between the Fund and the Manager where the Manager has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses, subject to certain exclusions, do not exceed 0.25% per annum (excluding the excluded expenses) of the Fund’s average daily net assets of the Fund’s shares. The Manager may not terminate the expense limitation agreement prior to one year after the Fund has commenced operations. The Manager is permitted to recapture amounts forgone or reimbursed within thirty-six months after the month in which the Manager earned the fee or incurred the expense if the total annual Fund operating expenses have fallen to a level below the expense limit. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in a relevant share class’s total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
Taking all of the above into consideration, the Board determined that the Contractual Management Fee and the Contractual Sub-Advisory Fee were reasonable in view of the expense information presented and the nature, extent and quality of the services expected to be provided under the Management Agreement and the Sub-Advisory Agreement, respectively.
As a newly-organized fund, the Board noted that the Fund had no historical profitability information available for the Board to consider at the time of the  Meeting, and the Manager explained there was significant uncertainty concerning the components of a profitability analysis for a new fund so pro forma information regarding the projected profitability to the Manager of its services to the Fund was not available. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s consideration since such fees are paid by the Manager. Under the circumstances, the Board concluded that the profitability to the Manager was not expected to be excessive, particularly in view of the
34|
Franklin BSP Lending Fund

Manager’s agreement to waive fees and/or reimburse certain expenses through the first year of the Fund’s operations, but did not give such information significant weight in its evaluations.
Economies of Scale
The Manager stated that as the Fund’s assets increase over time, the Fund and its shareholders might realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board took into account the Manager’s discussion of the Fund’s management fee structure. The Board considered that, as a newly-organized fund, there was uncertainty regarding the ability of the Fund to attract assets and the rate of asset growth that will be achieved. In view of the uncertainty as to the growth of assets, and taking into account the Manager’s agreement to waive fees and/or reimburse certain expenses through the first year of the Fund’s operations, the Board concluded that the Contractual Management Fee and the Contractual Sub-Advisory Fee structures are each appropriate at this time.
Other Benefits to the Manager
The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund. In view of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive were not considered excessive.
In view of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that approval of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to approve each Agreement for an initial two-year period. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Board member may have attributed different weights to the various factors.
The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to the Meeting, the Board received a memorandum prepared by independent legal counsel discussing its responsibilities in connection with the Board’s consideration of the Management Agreement and the Sub-Advisory Agreement. Prior to voting, the Independent Trustees also discussed the proposed approval of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or the Sub-Adviser were present.
Franklin BSP Lending Fund
|35

Additional information (unaudited)
Information about Trustees and Officers
The business and affairs of Franklin BSP Lending Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, One Madison Avenue, 17th Floor, New York, NY 10010.
Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Trustees†
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Trustee and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison
Term of office[1] and year service began	Since 2025
Principal occupation(s) during the past five years
Member of the Advisory Committee of the Dispute
Resolution Research Center at the Kellogg Graduate School
of Business, Northwestern University (2002 to 2016);
formerly, Deputy General Counsel responsible for western
hemisphere matters for BP PLC (1999 to 2001); Associate
General Counsel at Amoco Corporation responsible for
corporate, chemical, and refining and marketing matters and
special assignments (1993 to 1998) (Amoco merged with
British Petroleum in 1998 forming BP PLC)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	21
Other board memberships held by Trustee during the past five years	None
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Trustee and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee
Term of office[1] and year service began	Since 2025
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	21
Other board memberships held by Trustee during the past five years	None

Franklin BSP Lending Fund

Independent Trustees† (cont’d)
Anthony Grillo
Year of birth	1955
Position(s) held with Fund[1]	Trustee and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees
Term of office[1] and year service began	Since 2025
Principal occupation(s) during the past five years
Retired; Founder, Managing Director and Partner of
American Securities Opportunity Funds (private equity and
credit firm) (2006 to 2018); formerly, Senior Managing
Director of Evercore Partners Inc. (investment banking)
(2001 to 2004); Senior Managing Director of Joseph
Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001);
Senior Managing Director of The Blackstone Group L.P.
(private equity and credit firm) (1991 to 1999)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	21
Other board memberships held by Trustee during the past five years	Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Chair (since November 15, 2024) and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees
Term of office[1] and year service began	Since 2025
Principal occupation(s) during the past five years
Chief Executive Officer, The Governance Partners, LLC
(consulting firm) (since 2015); National Association of
Corporate Directors Board Leadership Fellow (since 2016,
with Directorship Certification since 2019) and NACD 2022
Directorship 100 honoree; Adjunct Professor, Georgetown
University Law Center (since 2021); Adjunct Professor, The
University of Chicago Law School (since 2018); Adjunct
Professor, University of Iowa College of Law (since 2007);
formerly, Chief Financial Officer, Press Ganey Associates
(health care informatics company) (2012 to 2014);
Managing Director and Chief Financial Officer, Houlihan
Lokey (international investment bank) and President,
Houlihan Lokey Foundation (2010 to 2012)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	21
Other board memberships held by Trustee during the past five years
Director, VALIC Company I (since October 2022); Director of
ACV Auctions Inc. (since 2021); Director of Associated
Banc-Corp (financial services company) (since 2007);
formerly, Director of Hochschild Mining plc (precious metals company) (2016 to 2023); formerly Trustee of AIG Funds
and Anchor Series Trust (2018 to 2021)

Franklin BSP Lending Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers
Independent Trustees† (cont’d)
Nisha Kumar
Year of birth	1970
Position(s) held with Fund[1]	Trustee and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee
Term of office[1] and year service began	Since 2025
Principal occupation(s) during the past five years
Formerly, Managing Director and the Chief Financial Officer
and Chief Compliance Officer of Greenbriar Equity Group,
LP (2011 to 2021); formerly, Chief Financial Officer and
Chief Administrative Officer of Rent the Runway, Inc.
(2011); Executive Vice President and Chief Financial Officer
of AOL LLC, a subsidiary of Time Warner Inc. (2007
to 2009); Member of the Council on Foreign Relations

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	21
Other board memberships held by Trustee during the past five years
Director of Stonepeak-Plus Infrastructure Fund LP
(since 2025); Director of Birkenstock Holding plc
(since 2023); Director of The India Fund, Inc. (since 2016);
formerly, Director of Aberdeen Income Credit Strategies
Fund (2017 to 2018); and Director of The Asia Tigers Fund,
Inc. (2016 to 2018)

Peter Mason
Year of birth	1959
Position(s) held with Fund[1]	Trustee and Member of Audit, Nominating and Pricing and Valuation Committees, and Chair of Compensation Committee
Term of office[1] and year service began	Since 2025
Principal occupation(s) during the past five years	Arbitrator and Mediator (self-employed) (since 2021); formerly, Global General Counsel of UNICEF (intergovernmental organization) (1998 to 2021)
Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	21
Other board memberships held by Trustee during the past five years	Chairman of University of Sydney USA Foundation (since 2020); Director of the Radio Workshop US, Inc. (since 2023)

Franklin BSP Lending Fund

Independent Trustees† (cont’d)
Hillary A. Sale
Year of birth	1961
Position(s) held with Fund[1]	Trustee and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee
Term of office[1] and year service began	Since 2025
Principal occupation(s) during the past five years
Agnes Williams Sesquicentennial Professor of Leadership
and Corporate Governance, Georgetown Law; and
Professor of Management, McDonough School of Business
(since 2018); formerly, Associate Dean for Strategy,
Georgetown Law (2020 to 2023); National Association of
Corporate Directors Board Faculty Member (since 2021);
formerly, a Member of the Board of Governors of FINRA
(2016 to 2022)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	21
Other board memberships held by Trustee during the past five years
Director of CBOE U.S. Securities Exchanges, CBOE
Futures Exchange, and CBOE SEF, Director (since 2022);
Advisory Board Member of Foundation Press (academic
book publisher) (since 2019); Chair of DirectWomen Board
Institute (since 2019); formerly, Member of DirectWomen
Board (nonprofit) (2007 to 2022)

Interested Trustee and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) held with Fund[1]	Trustee, President and Chief Executive Officer
Term of office[1] and year service began	Since 2025
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of
118 funds associated with FTFA or its affiliates (since 2015);
Trustee of Putnam Family of Funds consisting of 105
portfolios; President and Chief Executive Officer of FTFA
(since 2015); formerly, Senior Managing Director (2018
to 2020) and Managing Director (2016 to 2018) of Legg
Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice
President of FTFA (2015)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	Trustee/Director of Franklin Templeton funds consisting of 118 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other board memberships held by Trustee during the past five years	None

Franklin BSP Lending Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers
Additional Officers
Fred Jensen
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and year service began	Since 2025
Principal occupation(s) during the past five years
Director - Global Compliance of Franklin Templeton
(since 2020); Managing Director of Legg Mason & Co.
(2006 to 2020); Director of Compliance, Legg Mason Office
of the Chief Compliance Officer (2006 to 2020); formerly,
Chief Compliance Officer of Legg Mason Global Asset
Allocation (prior to 2014); Chief Compliance Officer of Legg
Mason Private Portfolio Group (prior to 2013); formerly,
Chief Compliance Officer of The Reserve Funds
(investment adviser, funds and broker-dealer) (2004) and
Ambac Financial Group (investment adviser, funds and
broker-dealer) (2000 to 2003)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and year service began	Since 2025
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton
(since 2020); Secretary and Chief Legal Officer
(since 2020) and Assistant Secretary of certain funds in the
Franklin Templeton fund complex (since 2006); formerly,
Managing Director (2016 to 2020) and Associate General
Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2025
Principal occupation(s) during the past five years
Senior Associate General Counsel to Franklin Templeton
(since 2020); Senior Vice President (since 2020) and
Assistant Secretary of certain funds in the Franklin
Templeton fund complex (since 2006); Secretary of FTFA
(since 2006); Secretary of LMAS (since 2002) and LMFAM
(formerly registered investment advisers) (since 2013);
formerly, Managing Director and Deputy General Counsel of
Legg Mason & Co. (2005 to 2020)

Franklin BSP Lending Fund

Additional Officers (cont’d)
Christopher Berarducci
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and year service began	Since 2025
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and
Principal Financial Officer (since 2019) of certain funds
associated with Legg Mason & Co. or its affiliates; formerly,
Managing Director (2020), Director (2015 to 2020), and Vice
President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2025
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton
(since 2020); Senior Vice President of certain funds
associated with Legg Mason & Co. or its affiliates
(since 2007); Senior Vice President of FTFA (since 2006);
President and Chief Executive Officer of LMAS and LMFAM
(since 2015); formerly, Managing Director of Legg Mason &
Co. (2005 to 2020); and Senior Vice President of LMFAM
(2013 to 2015)

†Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1Each member of the Board of Trustees shall hold office until his or her removal, resignation or successor is duly elected and qualifies. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.
2The term “fund complex” means two or more registered investment companies that:

(a) hold themselves out to investors as related companies for purposes of investment and investor services; or

(b) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
3Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTFA and certain of its affiliates.
Franklin BSP Lending Fund

Dividend reinvestment plan (unaudited)
The Fund will operate under a dividend reinvestment plan (the “DRIP”) administered by SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”). Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the daily closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s shares acquired by subscription to the Fund.
Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to SS&C. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by SS&C 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the DRIP. Under the DRIP, the Fund’s distributions to shareholders are automatically reinvested in full and fractional shares as described below.
When the Fund declares a distribution, SS&C, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per share for the relevant class of shares.
SS&C will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. SS&C will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the DRIP. SS&C will distribute all proxy solicitation materials, if any, to participating shareholders.
In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRIP, SS&C will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the DRIP.
Neither SS&C nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall
42|
Franklin BSP Lending Fund

they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to shareholders. Such distributions are not subject to the DRIP, and all shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional shares of the Fund.
The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.
All correspondence concerning the DRIP should be directed to Franklin BSP Lending Fund c/o SS&C Global Investor & Distribution Solutions, Inc. at Franklin Templeton, 430 W 7th Street, Suite 219520, Kansas City, Missouri 64105-1407 (direct overnight mail) or c/o SS&C Global Investor & Distribution Solutions, Inc. at Franklin Templeton, PO Box 219520, Kansas City, Missouri 64121-9520. Certain transactions can be performed by calling the toll free number (844) 534-4627.
Franklin BSP Lending Fund
|43

Important tax information (unaudited)
By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2025:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$885,381
Section 163(j) Interest Earned	§163(j)	$3,019,050
44|
Franklin BSP Lending Fund

Franklin BSP Lending Fund
Trustees
Robert D. Agdern
Carol L. Colman
Anthony Grillo
Eileen A. Kamerick
Chair
Nisha Kumar
Peter Mason
Hillary A. Sale
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Franklin BSP Lending Fund
One Madison Avenue
17th Floor
New York, NY 10010
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadviser
Benefit Street Partners L.L.C.
Custodian
The Bank of New York Mellon
Transfer agent
SS&C Global Investor & Distribution Solutions, Inc.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001

Franklin BSP Lending Fund
Franklin BSP Lending Fund
One Madison Avenue
17th Floor
New York, NY 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Franklin BSP Lending Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
SS&C Global Investor & Distribution Solutions, Inc.
801 Pennsylvania Ave
Kansas City, MO 64105-1307
47536-A 2/26

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that Eileen A. Kamerick and Nisha Kumar, possesses the technical attributes identified in Item 3 to Form N-CSR to qualify as an “audit committee financial experts,” and has designated Eileen A. Kamerick and Nisha Kumar, as the Audit Committee’s financial experts. Eileen A. Kamerick and Nisha Kumar are an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the fiscal year ending December 31, 2025 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $99,900 in December 31, 2025.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2025.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2025. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to the Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees billed in the Reporting Period for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $12,000 in December 31, 2025.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by the Registrant’s investment manager or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and the Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period $0 in December 31, 2025.

(h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Anthony Grillo

Eileen A. Kamerick

Nisha Kumar

Peter Mason

Hillary A. Sale

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

BENEFIT STREET PARTNERS L.L.C. (“BSP”)

Proxy Voting Policies and Procedures

A. Introduction/General Principles

In accordance with the Firm’s fiduciary duty to vote proxies and consents and otherwise make determinations in the best interests of the Firm’s Clients, including but not limited to Rule 206(4)-6 under the Advisers Act, the overriding principle of the Firm’s proxy and/or other voting (and similar actions and determinations) is to maximize the financial interests of its Clients. For avoidance of doubt, these Proxy Voting and Other Voting or Consent/Action Policies and Procedures applies to any proxy and any other shareholder or beneficial owner vote, consent, action or similar determination, including a vote, consent or action with respect to a private company that does not involve a public proxy and certain consents or other actions relating to debt or other instruments, such as waivers of covenant breaches or amendments to governing documents (all of which are referred to herein as “Voting, Consent and/or Action Matters”).

It is the policy of the Firm in Voting, Consent and/or Action Matters to consider and vote or otherwise act with respect to each proposal with the objective of maximizing investment returns for Clients on a Client-by-Client basis. These guidelines address a broad range of issues, including, for example, board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting, consent and action parameters on issues that arise most frequently. The Firm may, however, vote, consent and/or act in a manner that is contrary to the following general guidelines if it believes that it would be in Clients’ best interest to do so, and the Firm makes such determination on a Client-by-Client basis.

The Compliance Team has the responsibility to administer these Proxy Voting and Other Voting or Consent/ Action Policies and Procedures and to monitor Voting, Consent and/or Action Matters for any conflicts of interest, regardless of whether they are actual or perceived. For example, the Firm or its Supervised Persons may take positions outside of the Clients through one or more proprietary accounts or funds or personal accounts and, therefore, situations may arise where there would be a conflict between maximizing investment returns for one or more Clients and the Firm’s or a Supervised Person’s interests. In addition, Clients may invest in different layers of the capital structure of a portfolio company, issuer or borrower (for example, a certain Client (i) may own debt of a portfolio company, issuer or borrower while another Client may own equity in the same portfolio company, issuer or borrower, (ii) may own debt of a portfolio company, issuer or borrower while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer or borrower, and/or (iii) may own equity of a portfolio company, issuer or borrower while another Client may own a different equity security of the same portfolio company, issuer or borrower). Furthermore, a Client may participate in debt originated to finance the acquisition by other Clients of an equity or other interest in an issuer or borrower. To the extent a work out, reorganization or other major corporate event occurs with respect to any such portfolio company, issuer or borrower, conflicts may exist between or among the Clients invested in such portfolio company, issuer or borrower.

All Voting, Consent and/or Action Matters will require a mandatory conflicts of interest review by the Compliance Team in accordance with these Proxy Voting and Other Voting or Consent/Action Policies and Procedures, which will include consideration of whether (i) the Firm, (ii) any investment professional or other person within the Firm recommending how to vote, (iii) only one Client or multiple Clients of the Firm, and/or (iv) the Firm’s affiliates and their clients has an interest in the Voting, Consent and/or Action Matters that may present a conflict of interest. As noted above, in all such cases, maximizing investment returns for Clients on a Client-by-Client basis is paramount. As such, the Firm may cast different votes or consents or otherwise act in a different manner on behalf of different Clients with respect to the same portfolio company, issuer or borrower.

The Portfolio Manager responsible for any Voting, Consent and/or Action Matter will be responsible for notifying the Compliance Team in advance of any vote, consent and/or action in a timely manner and must receive advance approval from the Compliance Team before voting, consenting and/or acting with respect to any such Voting, Consent and/or Action Matter. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting, Consent and/or Action Matter, he or she should contact the Compliance Team. If any investment professional is pressured or lobbied either from within or outside of the Firm with respect to any particular Voting, Consent and/or Action Matters, he or she should contact the Compliance Team.

If the Compliance Team determines that an actual or perceived conflict of interest may exist, they shall notify the Chief Operating Officer who will review and evaluate the Voting, Consent and/or Action Matters proposal and the circumstances surrounding the conflict to determine the vote, consent or action, which will be in the best interest of the Clients, in each case on a Client-by-Client basis. In addition, where the Chief Operating Officer deems appropriate, the Firm may utilize (i) separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls to protect the interests of each Client and (ii) unaffiliated third parties (including without limitation advisory committees and/or independent directors) to help resolve conflicts and/or approve of the Voting, Consent and/or Action Matter. Subject to the organizational and offerings documents of any given Client, the Chief Operating Officer shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting, Consent and/or Action Matters and/or to delegate voting, consent or action powers to such fiduciaries, consultants or professionals.

If the Compliance Team determines that an actual or perceived conflict of interest may exist between maximizing investment returns for one or more Clients and the Firm’s or a Supervised Person’s interests, the Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client-by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments.

In addition, the Firm will maintain all Voting, Consent and/or Action Matters records as described further below. The Firm’s Proxy Voting and Other Voting or Consent/Action Policies and Procedures will be reviewed and, as necessary, updated periodically by the Compliance Team to address new or revised voting, consent or action issues.

Please note that although the Voting, Consent and/or Action Matters process (particularly with respect to proxy voting) is well established in the U.S., Voting, Consent and/or Action Matters with respect to foreign companies may involve a number of logistical problems that have a detrimental effect on the Firm’s ability to vote, consent or act. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner’s ability to exercise votes, and requirements to vote, consent or act in person. Such Voting, Consent and/or Action Matters are handled on a best-efforts basis given the above logistical problems.

The Firm will make copies of these Proxy Voting and Other Voting or Consent/Action Policies and Procedures available upon request to Clients and, when the Client is a Fund, to the investors in that Fund.

Supervised Persons who receive a Voting, Consent and/or Action Matters proposal will consult with the Portfolio Manager responsible for the investment in the security or other instrument to which the Voting, Consent and/or Action Matters proposal relates or as otherwise directed by the Compliance Team. The Portfolio Manager is responsible for making sure the Voting, Consent and/or Action Matters is acted upon in a timely manner (including without limitation an affirmative decision to abstain from voting, consenting or acting).

Subject to potential exceptions applicable to Voting, Consent, and/or Action Matters involving the securities of ERISA Clients (which are governed by Section XXVIII (ERISA Matters)), the Portfolio Manager is not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the cost of voting, consenting or acting due to special translation, delivery or other facts and circumstances would outweigh the benefit of voting, consenting or acting for one or more Clients. The Portfolio Manager is also not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the Portfolio Manager believes the proposal is not adverse to the best interest of any Clients, or, if adverse, the outcome of the Voting, Consent and/ or Action Matter is not in doubt. Notwithstanding the foregoing, the decision not to exercise voting power over certain Voting, Consent, and/or Action Matters may be reportable on Form N-PX, as discussed in Section XXX (Regulatory Reporting Requirements).

Any questions with regard to voting, consenting or acting (or abstaining from voting, consenting or acting) with respect to Voting, Consent and/or Action Matters should be referred to the Compliance Team.

B.	Guidelines

The following represents a guideline for each of the principal policy issues:

1.	Routine Proposals

Routine proposals include such issues as the approval of auditors, and election of directors. Generally, these proposals will be voted consistent with the recommendation of management. As a matter of policy, it is the Firm’s intention to hold corporate officers accountable for actions, either on the basis of specific actions taken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.

2.	Non-Routine Proposals

Non-routine proposals include issues that could have a long-term impact on the way a corporation or other entity handles certain matters. Examples of these proposals include (a) restructuring efforts, (b) changes to the number of directors, (c) name changes, (d) mergers & acquisitions (or equivalent actions,) and (e) changes in the issuance of common or preferred stock, stock options plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value and the interests of the Firm’s Clients on a Client-by-Client basis.

3.	Corporate Governance Proposal

This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. As such, these proposals will usually generate negative responses from the Firm.

4.	Social Issues

These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. The Firm will consider voting, consenting or acting for issues that have redeeming social merit that neither compromises the company’s competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value and the interests of the Firm’s Clients on a Client-by-Client basis.

5.	Other Proposals

These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These cannot be generalized other than to say that they reflect personal points of view, and typically fall into the category of micro-management, an area that the Firm tends to avoid. These proposals will be viewed in the light of voting, consenting or acting in a manner that the Firm believes maximizes shareholder/investor value and the interests of the Firm’s Clients on a Client-by-Client basis.

6. Conflicts and Split Voting

If a Portfolio Manager (or his or her designee) determines that a material conflict may exist between a Client’s interests and the Firm’s interest or between two or more Clients’ interests, the Portfolio Manager (or his or her designee) shall inform the Compliance Team of such material conflict. The Compliance Team shall determine the appropriate course of action in consultation with the Chief Operating Officer, as described above. In addition, where the Chief Operating Officer deems appropriate, separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls, as well as unaffiliated third parties (including without limitation advisory committees and/or independent directors) may be used to help resolve conflicts and make decisions to protect the interests of each Client. The Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client-by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments. In all such cases, maximizing investment returns for Clients on a Client-by-Client basis is paramount.

Situations may arise in which more than one Client invests in different parts of the capital structure of the same company. In those situations, two or more Clients may be invested in strategies having different investment objectives, investment styles, economic positions or portfolio managers. As a result, the Firm may cast different votes or consents or take other different actions on behalf of different Clients. In each case, the Firm will determine the vote, consent or action that the Firm believes is in the best interests of each Client, without regard to the interests of any other Client.

C. Conflict Management Procedures With Respect to Investments in Certain Real Estate Development Projects

As noted herein, in accordance with the Firm’s fiduciary duty pursuant to the Advisers Act and otherwise under law to invest, act, and otherwise make determinations in accordance with what the Firm believes to be in the best interests of each of the Firm’s Clients, the Firm has adopted and implements procedures to ensure that it serves the interests of each Client, on a Client-by-Client basis, at all times (i.e., the Firm will at all times act in a manner that it believes to be in the best interests of each Client without regard to the interests of any other Client, or any other affiliate of the Firm).

Also as noted in herein, situations may arise in which more than one Client (or other affiliate of the Firm) may invest in different parts or different layers of the capital structure of a portfolio company, issuer, borrower or other entity. For example, a Client (i) may own debt of a portfolio company, issuer, borrower or other entity while another Client may own equity in the same portfolio company, issuer, borrower or other entity, (ii) may own debt of a portfolio company, issuer, borrower or other entity while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer, borrower or other entity, and/or

(iii) may own equity of a portfolio company, issuer, borrower or other entity while another Client may own a different equity security of the same portfolio company, issuer, borrower or other entity. As a result, whether at the time of making such investment, or at the time that any vote, consent or other action is required with respect to such investment (such as, for example, at the time of a work-out, reorganization or other major corporate event with respect to any such portfolio company, issuer, borrower or other entity), conflicts may exist between or among the Clients (or other Firm affiliates) investing in or invested in such portfolio company, issuer, borrower or other entity.

Specifically and not in limitation of the procedures set forth elsewhere in this Manual, in order avoid potential conflicts between Clients or other Firm affiliates within the same issuer or borrower’s capital structure with regard to certain real estate project development transactions and related real estate project financings (collectively, the “Real Estate Development Projects”), whenever it is reasonably practical to do so in connection with the limited liability companies, limited partnerships, joint ventures, special purpose vehicles and/or other entities formed with respect to the investments made by the Firm on behalf of its Clients in such Real Estate Development Projects (such entities, the “Real Estate Development Project Investment Entities”), if more than one Client or other Firm affiliate has an interest in such Real Estate Development Project that may be in conflict with the interest of another Client or other Firm affiliate in such Real Estate Development Project, the Firm shall seek to have at least one of the Real Estate Development Project Investment Entities managed and controlled by an entity that is not in any manner affiliated with the Firm (an “Independent Party”) in order to ensure that, notwithstanding the economic interests in the Real Estate Development Project Investment Entity held by a Client or other Firm affiliate, the Independent Party manages and controls the Real Estate Development Project Investment Entity to ensure the separate management and control of the interests in the Real Estate Development Project held from time to time by Clients and/or other affiliates of the Firm.

In order to implement the foregoing, the Firm and/or its affiliates (1) whenever it is reasonably practical in connection with the formation and documentation of Real Estate Development Project Investment Entities, shall seek to have the limited partnership agreement, limited liability company operating agreement, joint venture agreement and/or other governance document of such Real Estate Development Project Investment Entity (the “Governance Documents”) provide that, if any other Client or other affiliate of the Firm has an interest in such Real Estate Development Project, (i) such Independent Party shall serve as the general partner, managing member, or other similar capacity of such Real Estate Development Project Investment Entity and such Independent Party shall exercise all management and control authority with respect thereto in accordance with such Governance Documents, and (ii) in the event that the Firm or any Client or other Firm affiliate has the right pursuant to such Governance Documents to remove such Independent Party as the general partner, managing member or other similar capacity from such role with respect to the Real Estate Development Project Investment Entity, the Firm, the Client or other Firm affiliate may only to so if, not later than thirty (30) days after such removal, the Firm, the Client or other Firm affiliate designates another Independent Party to serve in such capacity (and during such up to thirty (30) day period, the Firm, the Client and/or other Firm affiliate does not exercise any management or control rights with respect to the Real Estate Development Project Investment Entity that relate to the Real Estate Development Project if such exercise of such management or control rights is, or reasonably could be interpreted to be, either not in the best interests of the Real Estate Development Project Investment Entity with respect to the Real Estate Development Project or adverse to the interests in the Real Estate Development Project of any other Client or affiliate of the Firm) and/or (2) whenever the Firm or its affiliates do not include the foregoing conflict protections in the Governance Documents of such Real Estate Development Project Investment Entity, the Firm and its affiliates shall nonetheless, as a matter of internal policy and procedures, act in a manner in full compliance with the provisions set forth in clause (1) of this paragraph.

The paramount conceptual and implementation requirement of the foregoing compliance procedures are to ensure that, in situations where a conflict exists, or could reasonably be interpreted to exist, between Clients or other affiliates of the Firm with respect to Real Estate Development Projects, the Firm and its affiliates shall eliminate (or substantially mitigate) any such conflicts by having an Independent Party exercise all decision making authority with respect to the interests of one of the Clients or other affiliates of the Firm with respect to such Real Estate Development Project through the establishment of a Real Estate Development Project Investment Entity managed and controlled by such Independent Party. This will ensure that, both at the time of such investment and in the event that any decision or other action must be made or determined with respect to the interests in the Real Estate Development Project, the Firm and its affiliates are not placed in the position of having to manage competing and conflicting interests of its Clients or other affiliates, and the Firm may then act in the best interests of the Client or other affiliates for which the Firm has management and/or control rights with respect to the Real Estate Development Project while the Independent Party exercises separate and independent management and control rights with respect to the Real Estate Development Project through the Real Estate Development Project Investment Entity, including with respect to Real Estate Development Project Investment Entities in which another Client or other affiliate of the Firm may have an economic interest.

D. Recordkeeping

In accordance with the Firm’s Record Policies, the Firm must retain copies of (i) these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and all amendments thereto; (ii) Voting, Consent and/or Action Matters proposals received regarding Client securities and instruments; (iii) records of votes, consents or actions taken on behalf of Clients; (iv) records of Client requests for Voting, Consent and/or Action Matters information and a copy of any written response by the Firm to any (written or oral) Client request for such information; (v) any documents prepared by the Firm that were material to making a decision on how to vote, consent or act; and (vi) records relating to Voting, Consent and/or Action Matters concerning situations with material conflicts of interest. The information should be retained by the relevant Portfolio Manager and copies sent to the Compliance Team

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF TIME SERVED PAST 5 YEARS	PRINCIPAL OCCUPATION(S) DURING

Anant Kumar Benefit Street Partners L.L.C.(“BSP”) One Madison Avenue New York, NY, 10010	Since 2025

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Mr. Kumar is Head of Research and a managing director with BSP; Mr. Kumar has portfolio manager responsibilities for multiple strategies across the firm, including Private Credit, High Yield Bonds, and Leveraged Loans since joining BSP in 2015.

Blair Faulstich BSP One Madison Avenue New York, NY, 10010	Since 2025	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Mr. Faulstich is a senior managing director and head of US private debt since joining BSP in 2011.

Saahil Mahajan BSP One Madison Avenue New York, NY, 10010	Since 2025

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Mr. Mahajan is a managing director with BSP. Prior to joining BSP in 2012, Mr. Mahajan was a principal at Oak Hill Advisors, where he had responsibility for the firm’s chemicals and financials investments.

King Jang BSP One Madison Avenue New York, NY, 10010	Since 2025

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Mr. Jang is a managing director with BSP where he focuses on private debt opportunities across a range of industries; Additionally, he serves on the board of Kahala Aviation, BSP’s aircraft leasing platform. Prior to joining BSP in 2012, Mr. Jang worked at Behrman Capital, where he worked on private equity investments in a variety of industries, including the healthcare, business services, industrial and aerospace/defense sectors.

Franklin Leong BSP One Madison Avenue New York, NY, 10010	Since 2025

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Mr. Leong is a managing director with BSP. Prior to joining BSP in 2016, Mr. Leong was head of credit at BDCA Adviser, LLC (“BDCA”), where he oversaw research, underwriting and turnaround investments.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of December 31, 2025.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)‡	Number of Accounts Managed for which an Advisory Fee is Charged	Assets Managed for which Advisory Fee is Performance- Based ($ millions)
Blair D. Faulstich	Other Registered Investment Companies	1	$4,253	1	$4,253
	Other Pooled Vehicles	35	$10,299	24	$6,205
	Other Accounts	0	$0	0	0

King Jang	Other Registered Investment Companies	1	$4,253	1	$4,253
	Other Pooled Vehicles	35	$10,299	24	$6,205
	Other Accounts	0	0	0	0

Anant Kumar	Other Registered Investment Companies	3	$826	1	$121
	Other Pooled Vehicles	2	$257	0	0
	Other Accounts	0	$0	0	0

Franklin Leong	Other Registered Investment Companies	1	$4,253	1	$4,253
	Other Pooled Vehicles	35	$10,299	24	$6,205
	Other Accounts	0	$0	0	0

Saahil Mahajan	Other Registered Investment Companies	2	$4,429	2	$4,374
	Other Pooled Vehicles	38	$10,657	24	$6,205
	Other Accounts	0	0	0	0

(a)(3): Portfolio Manager Compensation (As of December 31, 2025):

Conflicts of Interest

Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

BSP has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for BSP and the individuals that BSP employs. For example, BSP seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. BSP also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the sub-advisers will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity or may be allocated away from a fund entirely pursuant to a rotational allocation policy.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the management fee (and the percentage paid to BSP) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

BSP may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. BSP also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Portfolio Manager Compensation

BSP’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The portfolio managers may receive, all or some combination of, salary, an annual bonus and interests in the carried interest in certain of BSP’s funds.

Base Compensation

Generally, when portfolio managers receive base compensation, it is based on their individual seniority and their position within the firm.

Discretionary Compensation

In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation may be based on individual seniority and contribution.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of December 31, 2025.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Blair D. Faulstich	A
King Jang	A
Anant Kumar	A
Franklin Leong	A
Saahil Mahajan	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Franklin BSP Lending Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 04, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 04, 2026

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	March 04, 2026